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This page must be  accompanied  by a  disclaimer.  If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

                                   TERM SHEET

                                    GMAC RFC



                           RALI Series 2005-QA2 Trust

                $449,893,000 (Approximate Collateral Projection)

        Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA2
--------------------------------------------------------------------------------

                        Residential Accredit Loans, Inc.
                                    DEPOSITOR

                Residential Funding Corporation. MASTER SERVICER
================================================================================
                                [OBJECT OMITTED]
                                JANUARY 19, 2005
-------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and may be superseded by information contained in the term sheets circulated after the date hereof and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by CGMI. All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

===================== =================== =====================================
NAME:                 TELEPHONE:          E-MAIL:
--------------------- ------------------- -------------------------------------
James De Mare         (212) 723-6217      james.p.demare@citigroup.com
Managing Director
Brian Delany          (212) 723-6217      brian.delany@citigroup.com
Director

Matt                  (212) 723-6217      matthew.cherwin@citigroup.com
Cherwin
Director
                      (212) 723-6217      julie.a.mcdermott@citigroup.com
Julie McDermott
Associate

Pete Steinmetz        (212) 723-6391      peter.d.steinmetz@citigroup.com
Director
Pavithra Jayaraman    (212) 723-6386      pavithra.jayaramen@citigroup.com
 Associate

Jon Riber             (212) 723-9937      jonathan.riber@citigroup.com
Associate

Chris Galloway        (212) 723-6662      christopher.galloway@citigroup.com
Associate

Kerry Song            (212) 723-6748      kerry.song@citigroup.com
Analyst
===================== =================== =====================================

THE CERTIFICATES:
                                Approximately $449,893,000 adjustable Class I-A1, Class II-A1, Class M, Class B and Class R Certificates. The Certificates are backed by 3/1 and 5/1 Hybrid adjustable-rate first lien Alt-A residential mortgage loans.

CUT-OFF DATE:                   February 1, 2005

SETTLEMENT DATE:                On or about February 25, 2005

1ST DISTRIBUTION DATE:          March 25, 2005

DEPOSITOR:
                                Residential Accredit Loans, Inc., an affiliate of Residential Funding Corporation.

MASTER SERVICER:                Residential Funding Corporation.

LEAD UNDERWRITER:                   Citigroup Global Markets Inc.

THE MORTGAGE POOL:
                                The mortgage loans to be deposited into the trust consist of two loan groups (together referred to as the "Mortgage Loans"). Loan group I (referred to as the "Group I Mortgage Loans") consists of hybrid adjustable-rate mortgage loans with initial fixed periods of three years. Loan group II (referred to as the "Group II Mortgage Loans") consists of hybrid adjustable-rate mortgage loans with initial fixed periods of five years.

STRUCTURE:                      Senior/Subordinate


OFFERED CERTIFICATES:
                                Class I-A1 Certificates and II-A1 Certificates (referred to as the "Senior Certificates") and Class R Certificates (referred to as the "Residual Certificates"). In addition to the Senior Certificates and the Residual Certificates, the Series 2005-QA2 Mortgage Pass-Through Certificates will also offer three classes of subordinate certificates (the "Offered Subordinate Certificates" or the "Class M Certificates") which are designated as the Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates.

NON-OFFERED CERTIFICATES:
                                The Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates (referred to as the "Non-Offered Subordinate Certificates" or the "Class B Certificates" and together with the Offered Subordinate Certificates are referred to as the "Subordinate Certificates").


INTEREST PAYMENTS:
                                The Senior Certificates and Class R Certificates will bear interest at a variable-rate (the "Pass-Through Rate") equal to the weighted average of the net mortgage rates on the related mortgage loan group. The Subordinate Certificates will bear interest at a variable-rate equal to the weighted average of the weighted average net mortgage rates of the mortgage loans in each loan group, weighted on the basis of the subordinate component for each loan group.

CREDIT ENHANCEMENT:
                                Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure with the Subordinate Certificates providing credit enhancement for the Senior Certificates.


SUBORDINATION:                  CLASS                  RATINGS [MOODY'S/S&P]


                                Class I-A1 and II-A1         [Aaa/AAA]

                                CREDIT ENHANCEMENT LEVELS

                                   [6.55]%* (+/- 0.25%)


                                *The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.
PAYMENT PRIORITY:
                                Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                AVAILABLE FUNDS:

                        1. Payment of interest, concurrently, to the holders of the Class I-A1 Certificates and the Class R Certificates from available funds from the Group I Mortgage Loans in an amount equal to their respective Pass-Through Rates and payment of interest to the holders of the Class II-A1 Certificates from available funds from the Group II Mortgage Loans in an amount equal to its respective Pass-Through Rate;

                        2. Payment of principal to the holders of the Class R Certificates to zero and then to the Class I-A1 Certificates its allocable share of principal from the Group I Mortgage Loans and payment of principal to the holders of the Class II-A1 Certificates its allocable share of principal from the Group II Mortgage Loans; and

                        3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning first with the Class M Certificates and then to the Class B Certificates, so each Subordinate Certificate shall receive, subject to available funds: (a) the pass-through rate for that class of certificates; and (b) such class's allocable share of principal

ALLOCATION OF LOSSES:

                                Realized Losses on the mortgage loans in each loan group will be allocated to the Subordinate Certificates in order of their reverse numerical class designations first to the Class B Certificates and then to the Class M certificates until the Certificate Principal Balance of each Subordinate Certificate has been reduced to zero.

CROSS COLLATERALIZATION:
                                Cross-collateralization permits available funds from one mortgage pool to be available to cover certain deficits for the other mortgage pool's senior certificates. Cross-collateralization is only permitted when the certificate principal balances of all but one class of Senior Certificates has been reduced to zero or when one group of Senior Certificates has a principal balance that is higher than the related mortgage loan balance. In such a case, distributions of principal and/or interest may be allocated to the Senior Certificates of the other mortgage pool prior to their distribution of principal and/or interest to the subordinate classes. Cross-collateralization may be necessary because of the different payment speeds of the loans in each pool, as well as because of the fact that the subordination for the Senior Certificates is shared, and therefore different levels of losses in each mortgage pool could cause an imbalance between that pool's principal balance and its related loan balance.

SHIFTING INTEREST:
                                The Senior Certificates will be entitled to receive 100% of the prepayments on the Group I and Group II Mortgage Loans up to and including the Distribution Date in February 2012. After such time and provided that (i) the principal balance of the Group I and Group II Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Group I and Group II Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the mortgage loans. The prepayment percentages on the Subordinate Certificates are as follows:


              March 2005 - February 2012    0% of  their  pro  rata share
              March 2012 - February 2013    30% of their pro rata share
              March 2013 - February 2014    40% of their pro rata share
              March 2014 - February 2015    60% of their pro rata share
              March 2015 - February 2016    80% of their pro rata share
              March 2016 - and after        100% of their pro rata share

                                In addition, if (i) the Subordinate Certificate percentage increases to more than twice the
                                Subordinate Certificate percentage as of the Cut-Off Date, (ii) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Subordinate Certificates does not exceed 50% and
                                (iii) (a) prior to 3 years, cumulative realized losses on the mortgage loans do not exceed 20% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the mortgage loans or
                                (b) after 3 years, cumulative realized losses on the mortgage loans do not exceed 30% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 100% of their pro rata share of unscheduled principal prepayments from the mortgage loans.








             CALL PROVISION: At its option, the Master Servicer may purchase all of the mortgage loans (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the
                                                 mortgage   loans   as  of   the
                                                 Cut-Off Date. The  Certificates
                                                 will be  redeemed  at par  plus
                                                 accrued interest, to the extent
                                                 of available funds.

       DISTRIBUTION DATE:
                                Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in March 2005.

P&I ADVANCES:
                                The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

COMPENSATING INTEREST:
                                The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a) 1/12th of 0.125% and (b) the aggregate Scheduled Principal Balance of the mortgage loans for such Distribution Date and (y) the sum of the master servicing fee payable to the master servicer for its master servicing activities and reinvestment income received by the master servicer on amounts payable with respect to that distribution date with respect to the mortgage loans.


UNDERWRITING STANDARDS:

                                The Mortgage Loans were underwritten to the guidelines of Residential Funding Corporation as more fully described in the prospectus supplement.

LEGAL STRUCTURE:
                                Designated   portions   of  the  trust  will  be
                                established as one or more REMICs for federal income tax purposes.

SMMEA CONSIDERATIONS:
                                The Class I-A1 Certificates, II-A1 Certificates, and the Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA). The Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will NOT be SMMEA eligible.

ERISA CONSIDERATIONS:
                                The Class I-A1 Certificates, Class II-A1 Certificates and the Offered Subordinate Certificates are expected to be ERISA eligible as of the Closing Date. The Non-Offered Subordinate Certificates are NOT expected to be ERISA eligible. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the certificates.


FORM OF REGISTRATION:
                                The Class I-A1 Certificates, Class II-A1 Certificates and the Offered Subordinate Certificates will be issued in book-entry form through DTC. The Non Offered Subordinate Certificates and the Residual Certificate will be issued in fully registered, certificated form.

MINIMUM DENOMINATIONS:
                                The Class I-A1 Certificates, the II-A1 Certificates and the Class M-1 Certificates will be issued with a minimum denomination of $25,000 with incremental denominations of $1,000. The
                                Class M-2 Certificates and the Class M-3 Certificates will be issued with a minimum denomination of $250,000 with incremental denominations of $1,000. The Non-Offered Subordinate Certificates will be issued with a minimum denomination of $250,000 with incremental denominations of $1,000. If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.

              GROUP I SUMMARY COLLATERAL STATISTICS (3/1 & 3/6 ALT A HYBRID ARM)

ALL INFO IS APPROX.                                    TOLERANCE
Total Pool Balance                     $210,000,000    +/- 10 bps
Weighted Avg Gross                            5.39%    +/- 10 bps
Service Fee                                   0.30%
Weighted Avg Pass-thru Rate                   5.09%    +/- 10 bps

Gross Margin                                  2.45%   -5 bps Min.
Index                    1yr Libor            65.0%      +/- 5%
                         6m Libor             35.0%      +/- 5%
Reset Frequency          1yr Libor         Annually
                         6m Libor     Semi-annually
Initial Cap              2%                   65.0%     Approx.
                         3%                    8.0%     Approx.
                         6%                   27.0%     Approx.
Periodic Cap             1yr Libor            2.00%
                         6m Libor             1.00%
Life Cap                                     10.99%    +/- 10 bps
Weighted Avg Original Maturity                  360
Weighted Avg Remaining Maturity                 359   +/- 1 Month

Months to Roll                                   35   +/- 1 Month
Weighted Average LTV                          78.0%     80% Max.
CA Concentration                              45.0%      +/- 5%
Full/Alt Documentation                        30.0%     Approx.
Cash-Out Refinance                            25.0%     30% Max.
Single Family Detached                        87.0%     Approx.
Interest Only                                 80.0%     85% Max.

Weighted Average FICO                         723.0     720 Min.
Average Loan Balance                       $273,000     Approx.
Conforming Balance                            58.0%     53% Min.
Prepay Penalty                                20.0%     17% Min.

    GROUP II SUMMARY COLLATERAL STATISTICS (5/1 & 5/6 ALT A HYBRID ARM PRODUCT)

ALL INFO IS APPROX.                                           TOLERANCE
Total Pool Balance                           $290,000,000    +/- 10 bps
Weighted Avg Gross                                  5.55%    +/- 10 bps
Service Fee                                         0.30%
Weighted Avg Pass-thru Rate                         5.25%    +/- 10 bps

Gross Margin                                        2.40%    -5 bps Min.
Index                    1yr Libor                  62.0%      +/- 5%
                         6m Libor                   38.0%      +/- 5%
Reset Frequency          1yr Libor               Annually
                         6m Libor           Semi-annually
Initial Cap              2%                        22.00%      Approx.
                         5%                        55.00%      Approx.
                         6%                        23.00%      Approx.
Periodic Cap             1yr Libor                  2.00%
                         6m Libor                   1.00%
Life Cap                                           10.72%    +/- 10 bps
Weighted Avg Original Maturity                        360
Weighted Avg Remaining Maturity                       359    +/- 1 Month

Months to Roll                                         59    +/- 1 Month
Weighted Average LTV                                77.0%     80% Max.
CA Concentration                                    40.0%      +/- 5%
Full/Alt Documentation                              31.0%      Approx.
Cash-Out Refinance                                  28.5%      30% Max
Single Family Detached                              82.0%      Approx.
Interest Only                                       80.0%     85% Max.

Weighted Average FICO                               720.0     717 Min.
Average Loan Balance                             $260,000      Approx.
Conforming Balance                                  63.0%     58% Min.
Prepay Penalty                                      20.0%     17% Min.

                      OVERALL SUMMARY COLLATERAL STATISTICS

ALL INFO IS APPROX.                                  TOLERANCE
Total Pool Balance                  $500,000,000    +/- 10 bps
Weighted Avg Gross                         5.48%    +/- 10 bps
Service Fee                                0.30%
Weighted Avg Pass-thru Rate                5.18%    +/- 10 bps
3 Yr/ 5 Yr Mix                     42.0% / 58.0%      +/- 5%

Gross Margin                               2.42%    -5 bps Min.
Index              1yr Libor               63.3%      +/- 5%
                   6m Libor                36.7%      +/- 5%
Reset Frequency    1yr Libor            Annually
                   6m Libor        Semi-annually
Initial Cap        2%                      40.1%      Approx.
                   3%                       3.4%      Approx.
                   5%                      31.9%      Approx.
                   6%                      24.7%      Approx.
Periodic Cap       1yr Libor               2.00%
                   6m Libor                1.00%
Life Cap                                  10.83%    +/- 10 bps
Weighted Avg Original Maturity               360
Weighted Avg Remaining Maturity              359    +/- 1 Month

Months to Roll                                49    +/- 1 Month
Weighted Average LTV                       77.4%     80% Max.
CA Concentration                           42.1%      +/- 5%
Full/Alt Documentation                     30.6%      Approx.
Cash-Out Refinance                         27.0%     30% Max.
Single Family Detached                     84.1%      Approx.
Interest Only                              80.0%     85% Max.

Weighted Average FICO                        721     718 Min.
Average Loan Balance                    $265,460      Approx.
Conforming Balance                         60.9%     56% Min.
Prepay Penalty                             20.0%     17% Min.